UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	April 10, 2020

LEAR CORPORATION

(Exact name of Registrant as Specified in Its Charter)

Delaware	1-11311	13-3386776
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21557 Telegraph Road
Southfield, Michigan		48033
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (248) 447-1500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01	LEA	The New York Stock Exchange

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 10, 2020, Lear Corporation (the “Company”) announced that, in response to industry conditions created by the COVID-19 pandemic, the Company will be implementing certain compensation-related actions, effective April 16, 2020. In addition to a 20% salary deferral, the Company’s Chief Executive Officer and President Raymond E. Scott’s salary will be reduced by 10%, and other named executive officers’ salaries will be reduced by 5%, in both cases for the remainder of 2020. Deferred compensation for Raymond E. Scott and other named executive officers will not be paid until certain financial targets are achieved by the Company or before all other employees have been paid all owed deferred compensation. Reduced salary will not be paid at a later date. Additionally, the Company’s Board of Directors’ cash retainer fees will be reduced by 25% for the remainder of 2020.

Section 7 – Regulation FD

Item 7.01 Regulation FD Disclosure

On April 10, 2020, the Company also announced that, effective April 16, 2020, there will be a temporary salary deferral for all United States and Canadian salaried employees. Further salary reduction measures are being taken in Europe, Asia, Mexico and South America.

The information contained in this Item 7.01 and Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Exhibit Number	Exhibit Description

99.1	Press release issued April 10, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Lear Corporation

Date: April 10, 2020	By:	/s/ Jason M. Cardew
	Name:	Jason M. Cardew
	Title:	Senior Vice President and Chief Financial Officer